SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                    Commission Only (as Permitted
[X]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12


                                 ARTISOFT, INC.
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                (Name of Registrant as Specified In Its Charter)

                                Not Applicable.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:
                                ------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
                                                      --------------------
    (3)  Filing Party:
                      ----------------------------------------------------
    (4)  Date Filed:
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
[ARTISOFT LOGO]

5 Cambridge Center, 3rd Floor
      Cambridge, MA 02142 USA
          Phone: 617-354-0600
            Fax: 617-494-9946                                 September 11, 2002


Dear Stockholder,

We recently mailed to you proxy materials for a special meeting of stockholders of Artisoft, Inc. being held on September 26, 2002 for the purpose of considering and voting upon the authorization of the issuance and sale under the terms of a purchase agreement dated August 8, 2002 of 1,904,800 shares of Artisoft's common stock at a per share price equal to $1.05. WE HAVE NOT YET RECEIVED YOUR PROXY TO VOTE YOUR SHARES OF ARTISOFT COMMON STOCK AT THE SPECIAL MEETING.

OUR BOARD OF DIRECTORS BELIEVES THAT THE ISSUANCE AND SALE OF THE SHARES OF COMMON STOCK IS IN THE BEST INTERESTS OF ARTISOFT AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it in the accompanying envelope. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards.

PLEASE VOTE TODAY. IF YOU HAVE ANY QUESTIONS REGARDING VOTING, YOU MAY CALL OUR PROXY SOLICITOR MORROW & CO., INC. TOLL FREE AT (800) 607-0088.

Sincerely,

/s/ Michael J. O'Donnell

Michael J. O'Donnell
Secretary

                                 ARTISOFT, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 26, 2002

     The undersigned, having received notice of the special meeting and the Board of Directors' proxy statement therefor and revoking all prior proxies, hereby appoints Michael P. Downey, Steven G. Manson and Michael J. O'Donnell, and each of them, with full power of substitution, as proxies for the undersigned to act and to vote in respect of all shares of capital stock of Artisoft, Inc. ("Artisoft") which the undersigned may be entitled to vote, at the special meeting of stockholders of Artisoft to be held on September 26, 2002 and at any adjournment or adjournments of the meeting as designated in this proxy upon all matters referred to on the reverse side of this proxy and as described in the proxy statement for the meeting and, in their discretion, upon any matters that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE OF THIS PROXY AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

[LOGO]                   VOTE BY INTERNET - www.proxyvote.com
ARTISOFT, INC.           Use the Internet to transmit  your voting  instructions
C/O COMPUTERSHARE        and for  electronic  delivery of  information  up until
P.O. BOX A-3480          11:59 P.M.  Eastern  Time on September  25, 2002.  Have
CHICAGO, IL 60690        your  proxy  card in hand when you access the web site.
                         You will be  prompted  to enter your  12-digit  Control
                         Number which is located below to obtain your records and to create an electronic voting instruction form.

                         VOTE BY PHONE - 1-800-690-6903
                         Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 25, 2002. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and follow the simple instructions the Vote Voice provides you.

                         VOTE BY MAIL
                         Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Artisoft, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN                              KEEP THIS PORTION FOR
BLUE OR BLACK INK AS FOLLOWS:           ARTISOFT           YOUR RECORDS
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                                                                      DETACH AND
                                                                     RETURN THIS
                                                                         PORTION
                                                                            ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ARTISOFT, INC.

THE  BOARD  OF  DIRECTORS   RECOMMENDS   THAT  THE
STOCKHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL. TO
VOTE IN ACCORDANCE WITH THIS RECOMMENDATION,  JUST
SIGN  THIS  PROXY;  NO BOXES  NEED TO BE  CHECKED.
UNLESS MARKED OTHERWISE,  THIS PROXY WILL BE VOTED
IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD
OF DIRECTORS.

                                                           FOR  AGAINST  ABSTAIN
1.   To authorize the issuance and sale under the terms    [ ]    [ ]      [ ]
     of a purchase agreement dated August 8, 2002 of 1,904,800 shares of Artisoft's common stock at a per share purchase price equal to $1.05.

TO ENSURE YOUR  REPRESENTATION  AT THE SPECIAL MEETING,
PLEASE MARK,  SIGN AND DATE THIS PROXY AND RETURN IT AS
PROMPTLY AS POSSIBLE.

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on this proxy, and should be returned promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full name thereof by or authorized officer, who should state his or her title.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT [ ]

________________________________________   _____________________________________
Signature [PLEASE SIGN WITHIN BOX]  DATE   Signature (Joint Owners)         Date